American Century Investments®
Quarterly Portfolio Holdings
One Choice® Blend+ 2065 Portfolio
April 30, 2023

One Choice Blend+ 2065 Portfolio - Schedule of Investments
APRIL 30, 2023 (UNAUDITED)

	Shares	Value ($)
UNDERLYING FUNDS(1) — 100.0%
Domestic Equity Funds — 61.8%
Avantis U.S. Equity Fund G Class	61,497	840,053
Avantis U.S. Small Cap Value Fund G Class	5,637	75,137
Focused Dynamic Growth Fund G Class(2)	13,102	551,576
Focused Large Cap Value Fund G Class	55,260	550,945
Heritage Fund G Class(2)	5,837	132,379
Mid Cap Value Fund G Class	8,431	132,196
Small Cap Growth Fund G Class	3,907	74,709
		2,356,995
International Equity Funds — 28.3%
Avantis Emerging Markets Equity Fund G Class	9,910	102,672
Avantis International Equity Fund G Class	27,433	305,606
Emerging Markets Fund G Class	15,351	153,974
Focused International Growth Fund G Class	10,242	170,741
Global Real Estate Fund G Class	8,947	104,228
International Small-Mid Cap Fund G Class	7,198	69,681
Non-U.S. Intrinsic Value Fund G Class	17,293	171,023
		1,077,925
Domestic Fixed Income Funds — 7.2%
Avantis Core Fixed Income Fund G Class	24,082	205,663
High Income Fund G Class	6,279	52,053
Inflation-Adjusted Bond Fund G Class	1,725	18,823
		276,539
International Fixed Income Funds — 2.7%
Emerging Markets Debt Fund G Class	3,164	27,973
Global Bond Fund G Class	8,771	76,134
		104,107
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $3,779,003)		3,815,566
OTHER ASSETS AND LIABILITIES		—
TOTAL NET ASSETS — 100.0%		$3,815,566

NOTES TO SCHEDULE OF INVESTMENTS
(1)Investments are funds within the American Century Investments family of funds and are considered affiliated funds.
(2)Non-income producing.

SUPPLEMENTARY NOTES TO SCHEDULE OF INVESTMENTS

1. Underlying Funds

The fund invests in varying combinations of other mutual funds and exchange-traded funds advised by American Century Investments (the underlying funds). The fund’s asset allocation is intended to diversify investments among stocks, bonds, and short-term investments. The portfolio holdings of each underlying fund are available at americancentury.com, avantisinvestors.com or upon request at 1-800-345-2021.

2. Investment Valuations

The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Directors oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Open-end management investment companies are valued at their reported NAV. Exchange-traded funds are listed or traded on a domestic securities exchange and are valued at the last reported sales price or at the official closing price as provided by the exchange.

3. Fair Value Measurements

The fund's investment valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

As of period end, the fund's investment securities were classified as Level 1. The Schedule of Investments provides additional information on the fund's portfolio holdings.

4. Affiliated Fund Transactions

A summary of transactions for each underlying fund for the period ended April 30, 2023 follows (amounts in thousands):

Fund/Underlying Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Change in Net Unrealized Appreciation (Depreciation)	Ending Value	Ending Shares	Net Realized Gain (Loss)	Distributions Received(2)
Avantis U.S. Equity Fund	$502	$509	$200	$29	$840	61	$(26)	$7
Avantis U.S. Small Cap Value Fund	45	51	19	(2)	75	6	(2)	3
Focused Dynamic Growth Fund(3)	333	346	171	43	551	13	(45)	—
Focused Large Cap Value Fund	329	336	138	24	551	55	(21)	19
Heritage Fund(3)	81	79	38	10	132	6	(8)	—
Mid Cap Value Fund	79	84	33	2	132	8	(6)	5
Small Cap Growth Fund	44	44	19	6	75	4	(4)	—
Avantis Emerging Markets Equity Fund	60	65	28	6	103	10	(7)	2
Avantis International Equity Fund	184	170	79	31	306	27	(17)	4
Emerging Markets Fund	90	102	49	11	154	15	(16)	2
Focused International Growth Fund	103	99	49	18	171	10	(13)	1
Global Real Estate Fund	61	70	32	5	104	9	(10)	1
International Small-Mid Cap Fund	43	40	20	7	70	7	(7)	—
Non-U.S. Intrinsic Value Fund	102	96	51	24	171	17	(10)	5
Avantis Core Fixed Income Fund	122	143	62	3	206	24	(8)	3
High Income Fund	31	34	15	2	52	6	(2)	2
Inflation-Adjusted Bond Fund	11	12	4	—	19	2	—	1
Emerging Markets Debt Fund	17	17	7	1	28	3	(1)	1
Global Bond Fund	45	53	22	—	76	9	(3)	2
	$2,282	$2,350	$1,036	$220	$3,816	292	$(206)	$58
(1)Underlying fund investments represent G Class.
(2)Distributions received includes distributions from net investment income and from capital gains, if any.
(3)Non-income producing.
This schedule of investments provides information about the fund’s portfolio holdings as of the date on the schedule. It is unaudited, and American Century Investments assumes no obligation to update or supplement the schedule to reflect subsequent changes. More information is available in the fund’s most recent annual or semiannual shareholder report.